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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                PXRE Corporation
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             (Exact name of registrant as specified in its charter)

                                January 20, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

          Delaware                     0-15428                 06-1183996
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   (State or other juris-            (Commission            (I.R.S. Employer
  diction of incorporation)          File Number)          Identification No.)

             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
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               (Address of principal executive offices) (Zip Code)

                                 (908) 906-8100
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              (Registrant's telephone number, including area code)

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Item 5.           Other Events.
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                  Attached hereto as Exhibit 99 is a press release dated January
20, 1997 pursuant to which PXRE Corporation (the "Company") announced a possible private placement of subordinated debentures and related capital securities. The capital securities will be issued by a trust subsidiary of the Company to be formed for such purpose. This press release is being filed as an exhibit to this Current Report on Form 8-K pursuant to Rule 135c of the Securities Act of 1933, as amended.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)      Exhibits.

            Number                    Exhibit
            ------                    -------
            99                        Press Release, dated January 20, 1997.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PXRE CORPORATION

Dated:  January 20, 1997                              By: /s/ F. Sedgwick Browne
                                                      F. Sedgwick Browne
                                                      Secretary


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                                  EXHIBIT INDEX

Exhibit No.                  Exhibit                                       Page
----------                   -------                                       ----
99                           Press Release, dated January 20, 1997.



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